Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 28, 2009, among BOISE CASCADE, L.L.C., a Delaware limited liability company (“Boise Cascade”), BOISE BUILDING SOLUTIONS DISTRIBUTION, L.L.C., a Delaware limited liability company (“Boise Distribution”) and BOISE BUILDING SOLUTIONS MANUFACTURING, L.L.C., a Delaware limited liability company (“Boise Manufacturing”, and together with Boise Cascade and Boise Distribution, collectively, “Borrowers”), BOISE BUILDING SOLUTIONS MANUFACTURING HOLDINGS CORP., a Delaware corporation (“Boise Manufacturing Holding”), BC CHILE INVESTMENT CORPORATION, a Delaware corporation (“BC Chile Investment”), and BC BRAZIL INVESTMENT CORPORATION, a Delaware corporation (“BC Brazil Investment”, and together with Boise Manufacturing Holding and BC Chile Investment, collectively, “Guarantors”), the financial institutions party to this Amendment (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).

RECITALS:

A.                                   WHEREAS, the Borrowers, the Guarantors, the lenders party thereto from time to time, and the Agent executed that certain Loan and Security Agreement dated as of February 22, 2008 (as amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make available to the Borrowers a revolving line of credit; and

B.                                     WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Agent desire that the Loan Agreement be amended in certain respects in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Recitals.  The foregoing Recitals are incorporated herein and made a part hereof for all purposes.

2.                                       Definitions.  Unless otherwise defined in this Amendment, all initially capitalized terms and phrases wherever used in this Amendment shall have the respective meanings given to them in the Loan Agreement, as amended hereby.

3.                                       Amendments to Loan Agreement.  Subject to the terms and conditions set forth herein, as of the Second Amendment Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

(a)                                  Amendment to Section 9.1.8 of the Loan Agreement.  Section 9.1.8 of the Loan Agreement is hereby amended by deleting the reference to “December 31, 2007” and replacing it with “December 31, 2008”.

(b)                                 Amendment to Schedule 1.1 to the Loan Agreement.  Schedule 1.1 (Commitments of Lenders) to the Loan Agreement is hereby amended and restated in its entirety and is attached hereto as Annex I.

4.                                       Acknowledgment of the Obligors.  The Obligors hereby acknowledge and agree that, to the best of their knowledge:  (a) none of the Obligors has any defense, offset, or counterclaim with respect to the payment of any sum owed to the Lenders or the Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Loan Agreement or any of the other Loan Documents; and (b) the Lenders and the Agent have performed all obligations and duties owed to the Obligors through the date of this Amendment.

5.                                       Consent and Reaffirmation of Guarantors.  The undersigned Guarantors hereby consent to the foregoing amendments and acknowledge and agree that nothing herein shall in any way limit or diminish any of the obligations of the undersigned under their respective Guaranty, each such Guaranty being hereby ratified and affirmed.

6.                                       Representations and Warranties of the Obligors.  The Obligors represents and warrants to the Lenders and the Agent that:

(a)                                  Compliance with Loan Agreement.  On the date hereof, no Default or Event of Default has occurred and is continuing;

(b)                                 Representations and Warranties.  On the date hereof, and after giving effect to this Amendment, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date);

(c)                                  Power and Authority.  Each Obligor is duly authorized to execute, deliver and perform this Amendment.  The execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of any Obligor, other than those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and

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(d)                                 Enforceability.  This Amendment and the Loan Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

7.                                       Effectiveness of this Amendment. The amendment of the Loan Agreement will become effective (the “Second Amendment Effective Date”) as of the date of this Amendment only upon the receipt by the Agent of this Amendment duly executed by the Agent, the Borrowers, the Guarantors, and the Required Lenders.

8.                                       Effect on Loan Agreement.  Except as specifically amended hereby, the terms and provisions of the Loan Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect.  No reference to this Amendment need be made in any notice, writing, or other communication relating to the Loan Agreement and the other Loan Documents, any such reference to the Loan Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment.  All references to the Loan Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Loan Agreement and the other Loan Documents will be deemed to refer to the Loan Agreement and the other Loan Documents as respectively amended hereby.

9.                                       Fees and Expenses.  The Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, and consummation of this Amendment, and all other documents related hereto, including without limitation, the reasonable fees and expenses of the Lenders’ counsel.

10.                                 Successors.  This Amendment will be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Lenders, the Agent, and their respective successors and assigns, provided, however, that no interest herein may be assigned by any Obligor without the prior written consent of the Agent and each Lender.

11.                                 Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

12.                                 Consent to Forum; Arbitration.

(a)                                  Forum.  EACH OBLIGOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH OBLIGOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH

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PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT.  Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law.  Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(b)                                 Arbitration.  Notwithstanding any other provision of this Amendment or any other Loan Document to the contrary, if for any reason a court having jurisdiction over an action among the parties relating in any way to any Obligations or Loan Documents does not uphold the waiver of jury trail contained in Section 13 or in any provision of any other Loan Document, any controversy or claim among the parties relating in any way to any Obligations or Loan Documents, including any alleged tort, shall at the request of any party hereto be determined by binding arbitration conducted in accordance with the United States Arbitration Act (Title 9 U.S. Code).  Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association (“AAA”), and the terms of this Section.  In the event of any inconsistency, the terms of this Section shall control.  If AAA is unwilling or unable to serve as the provider of arbitration or to enforce any provision of this Section, Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration.  The arbitration proceedings shall be conducted in New York.  The arbitration hearing shall commence within 90 days of the arbitration demand and close within 90 days thereafter.  The arbitration award must be issued within 30 days after close of the hearing (subject to extension by the arbitrator for up to 60 days upon a showing of good cause), and shall include a concise written statement of reasons for the award.  The arbitrator shall give effect to applicable statutes of limitation in determining any controversy or claim, and for these purposes, service on AAA under applicable AAA rules of a notice of claim is the equivalent of the filing of a lawsuit.  Any dispute concerning this Section or whether a controversy or claim is arbitrable shall be determined by the arbitrator.  The arbitrator shall have the power to award legal fees to the extent provided by this Agreement.  Judgment upon an arbitration award may be entered in any court having jurisdiction.  The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.  No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim relates to an obligation secured by Real Estate, but if all parties do not consent to submission of such a controversy or claim to arbitration, it shall be determined as provided in the next sentence.  At the request of any party, a controversy or claim that is not submitted to arbitration as provided above shall be determined by judicial reference; and if such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA sponsored proceedings and the presiding referee of the panel (or the referee if there is a single referee) shall be an active attorney or retired judge; and judgment upon the award rendered by such referee or referees shall be entered in the court in which proceeding was commenced.  None of the foregoing provisions of this Section shall limit the right of Agent or Lenders to exercise self-help remedies, such as setoff, foreclosure or sale of

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any Collateral or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during any arbitration proceeding.  The exercise of a remedy does not waive the right of any party to resort to arbitration or reference.

13.                                 Waiver of Jury Trial.  To the fullest extent permitted by Applicable Law, each Obligor waives (a) the right to trial by jury (which Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to this Amendment, any Loan Documents, Obligations or Collateral.

14.                                 Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of such agreement.

15.                                 Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

16.                                 Entire Agreement.  Time is of the essence of the Loan Documents.  This Amendment and the Loan Agreement, as amended hereby, and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWERS:

BOISE CASCADE, L.L.C.

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

BOISE BUILDING SOLUTIONS DISTRIBUTION, L.L.C.

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

BOISE BUILDING SOLUTIONS MANUFACTURING, L.L.C.

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

GUARANTORS:

BOISE BUILDING SOLUTIONS MANUFACTURING HOLDINGS CORP.

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

BC CHILE INVESTMENT CORPORATION

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

BC BRAZIL INVESTMENT CORPORATION

By:	/s/ Wayne Rancourt
Title:	Vice President and Treasurer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ T. Eggertsen
Title:	Vice President

1st FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Dale A. Richardson
Title:	VP, Illinois Capital Markets Group

COBANK, ACB,
as a Lender

By:	/s/ Michael Tousignant
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Peter S. Predun
Title:	Executive Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeanette P. Vandenbergh
Title:	Vice President

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Ian Murray
Title:	Authorized Signatory

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ Bruce Rhodes
Title:	Director

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:	/s/ Jennifer Fong
Title:	Account Executive, AVP

Annex I

SCHEDULE 1.1

to

Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Revolver Commitment
Bank of America, N.A.	$62,142,857.14
Wells Fargo Foothill, LLC	$59,657,142.86
General Electric Capital Corporation	$41,428,571.43
Wachovia Bank, N.A.	$33,142,857.14
Textron Financial Corporation	$24,857,142.86
PNC Bank, National Association	$20,714,285.71
U.S. Bank, National Association	$16,571,428.57
CoBank, ACB	$8,285,714.29
1st Farm Credit Services, PCA	$8,285,714.29
Toronto Dominion (Texas) LLC	$8,285,714.29
JPMorgan Chase Bank, N.A.	$4,142,857.14
AgFirst Farm Credit Bank	$2,485,714.29
Total	$290,000,000.00